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                             INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT (this "Indemnification Agreement") is made as of the ___day of _________, 1999, by and among Metron Technology B.V., a corporation organized and existing under the laws of the Netherlands (the "Company"), and the investors listed on the Schedule of Investors attached hereto as Exhibit A (the "Investors").

                                      RECITALS

     WHEREAS, the Company and the Investors (as well as other shareholders of the Company) are party to an Investor Rights Agreement dated as of July 6, 1995 (the "Investor Rights Agreement").

     WHEREAS, the Company and the Investors desire to supplement the indemnification provisions set forth in Section 1.8 of the Investor Rights Agreement as set forth in this Indemnification Agreement.

     WHEREAS, simultaneously with the execution of this Indemnification Agreement, the Company and the Investors have executed the Underwriting Agreement (referred to in Section 1(a) below).

                                     AGREEMENT

     Now therefore, in consideration of the foregoing premises and mutual covenants set forth herein, the parties agree as follows:

     1.   INDEMNIFICATION.

     (a) INDEMNIFICATION BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Investor, each of the officers, directors and partners of such Investor, and each person, if any, who controls such Investor within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, against any losses, claims, damages, or liabilities (joint or several) (or actions in respect thereof) to which they may become subject under Section 8(a) of the Underwriting Agreement dated as of ________ ___,____ by and among the Company, the Investors and Banc of America Securities LLC, SG Cowen Securities Corporation and U.S. Bancorp Piper Jaffray; and the Company will reimburse each such Investor, officer, director or partner or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

     (b) INDEMNIFICATION MECHANICS. Promptly after receipt by an indemnified party under this Section 1 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying

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party under this Section 1, notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraph (a) above for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The failure of any indemnified party to notify an indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this
Section 1 only to the extent that such failure to give notice shall materially prejudice the indemnifying party in the defense of any such claim or any such litigation, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.

     2.   MISCELLANEOUS.

     (a)  GOVERNING LAW.   Section 1 of this Indemnification Agreement shall
be governed in all respects by the laws of the State of California applicable to contracts entered into and wholly to be performed within California by California residents. Sections 2(b)-(h) of this Indemnification Agreement shall be governed in all respects by the laws of the Netherlands.

     (b) ENTIRE AGREEMENT. This Indemnification Agreement constitutes the entire agreement among the Company and the Investors with respect to the subject matter hereof and supersedes all previous agreements and understandings, written or oral, concerning the subject matter hereof.

     (c) SUCCESSORS AND ASSIGNS. Subject to the exceptions and requirements specifically set forth in this Indemnification Agreement, the terms and conditions of this Indemnification Agreement shall inure to the benefit of and be binding upon the respective heirs, successors, administrators, executors and assigns of the parties hereto.

     (d) NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or on

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the day sent by facsimile transmission if a true and correct copy is sent the same day by first class mail, postage prepaid, or by dispatch by an internationally recognized express courier service, and in each case addressed (i) if to an Investor at the address set forth on Schedule A to the Investor Rights Agreement, or at the such other address as such Investor shall have furnished to the Company and to the other Investors by ten (10) days' notice in writing, or (ii) if to the Company, at its principal office, or at such other address as the Company shall have furnished to each Investor in writing.

     (e) AMENDMENTS; WAIVERS. Any provision of this Indemnification Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) by the written consent of the Company and each of the Investors. Any Investor may waive any of his, her or its rights hereunder without obtaining the consent of any other Investor. Any amendment or waiver effected in accordance with the first sentence of this Section 2(e) shall be binding upon each Investor, his, her or its successors and assigns, and the Company. Any waiver effected in accordance with the second sentence of this
Section 2(e) shall be binding upon the waiving Investor and the successors and assignees of such Investor.

     (f) DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Investor, upon any breach or default of the Company or any other Investor under this Indemnification Agreement, shall impair any such right, power or remedy of such Investor, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach of default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Investor of any breach or default under this Indemnification Agreement, or any waiver on the part of any Investor of any provisions or conditions of this Indemnification Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Indemnification Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

     (g) SEVERABILITY. If one or more provisions of this Indemnification Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Indemnification Agreement and the balance of this Indemnification Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     (h) COUNTERPARTS. This Indemnification Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, each of undersigned or their respective duly authorized officers or representatives have executed this Indemnification Agreement as of the date first above written.

                                   COMPANY:

                                   METRON TECHNOLOGY B.V.

                                   By:
                                      ----------------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                             ---------------------------

                                   INVESTORS:

                                   ENTEGRIS, INC.

                                   By:
                                      ----------------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                             ---------------------------

                                   FSI INTERNATIONAL, INC.

                                   By:
                                      ----------------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                             ---------------------------

                                   J. CHRISTOPHER LEVETT-PRINSEP

                                   ----------------------------------


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